UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2011

TEXAS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4887	75-0832210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1341 West Mockingbird Lane, Dallas, Texas	75247
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (972) 647-6700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Texas Industries, Inc. (TXI) announces that its subsidiary has acquired the ready mix and aggregate operations of CEMEX USA that serve the Austin, Texas metropolitan market. The transaction was finalized on July 29, 2011. This acquisition expands TXI's operations by three ready mix concrete plants and one aggregate plant.

In exchange for these facilities, TXI transferred to CEMEX USA seven existing ready mix concrete plants in the Houston, Texas marketplace. TXI continues to operate cement and aggregate terminal operations along with packaged materials facilities in the Houston marketplace.

A press release announcing the transaction is attached as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

     99.1      Press Release issued by Texas Industries, Inc. dated August 1, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC. (Registrant)
August 1, 2011 (Date)	/s/ KENNETH R. ALLEN Kenneth R. Allen Vice President, Finance and Chief Financial Officer

Exhibit Index
99.1	Press release dated August 1, 2011